MONMOUTH REAL ESTATE INVESTMENT CORPORATION
              A Real Estate Investment Trust
                    125 Wyckoff Road
                   Post Office Box 335
              Eatontown, New Jersey  07724

         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      Notice is hereby given that the Annual Meeting  of
Shareholders   of   Monmouth  Real   Estate   Investment
Corporation  (the  Company) will be  held  on  Thursday,
April  24,  1997,  at 4:00 p.m. at the  offices  of  the
Company  on  the second floor of the PNC Bank  Building,
125   Wyckoff  Road,  Eatontown,  New  Jersey,  for  the
following purposes:

     1. To elect ten Directors, the names of whom are set forth in the accompanying proxy statement, to serve for the ensuing year; and

     2.  To ratify the appointment of KPMG Peat
         Marwick LLP as independent auditors for the Company for the fiscal year ending
         September 30, 1997; and

     3.  To consider and vote upon a proposal to
         approve and ratify the Company's 1997 Stock
         Option Plan authorizing the grant to officers, directors and key employees of options to purchase up to 750,000 shares of Common Stock; and

     4.  To transact such other business as may
         properly come before the meeting and any adjournments thereof.

     The record books containing the records of the last
meeting of shareholders, and the records of all meetings
of  the  Directors  since  the last  Annual  Meeting  of
Shareholders, will be presented at the meeting  for  the
inspection of the shareholders.    Only shareholders  of
record  at the close of business on March 14, 1997  will
be   entitled  to  vote  at  the  meeting  and  at   any
adjournments thereof.

      IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE
SIGN   AND  DATE  THE  ENCLOSED  PROXY  WHICH  IS  BEING
SOLICITED  BY  THE  BOARD OF DIRECTORS,  AND  RETURN  IT
PROMPTLY IN THE ENCLOSED ENVELOPE.

                     BY ORDER OF THE BOARD OF DIRECTORS


                          /s/ Eugene W. Landy
                              EUGENE W. LANDY
                           President and Director
March 20, 1997

                 YOUR VOTE IS IMPORTANT
      Please  indicate your voting instructions  on  the
enclosed  proxy card,  date  and    sign the  card,  and
return  it in the envelope  provided.    If  you   sign,
date   and  return  the proxy card but  give  no  voting
instructions, your shares will be voted "FOR"  Proposals
1, 2 and 3 listed above.

       MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                  125 Wyckoff Road
                 Post Office Box 335
              Eatontown, New Jersey 07724


                   PROXY STATEMENT
            Annual Meeting of Shareholders
                   April 24, 1997


      This  Proxy  Statement is furnished in  connection
with  the  solicitation  by the Board  of  Directors  of
Monmouth   Real   Estate  Investment  Corporation   (the
Company) of proxies to be voted at the Annual Meeting of
Shareholders  of  the Company to be held  on  April  24,
1997,  and at any adjournments thereof (Annual Meeting),
for  the  purposes  listed in the  preceding  Notice  of
Annual  Meeting  of Shareholders.  This Proxy  Statement
and the accompanying proxy card are being distributed on
or  about      March 20, 1997 to shareholders of  record
March 14, 1997.

      A copy of the Annual Report, including financial statements, was mailed to all shareholders of record on or about February 21, 1997.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder.
Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

      The cost of preparing, assembling and mailing this
Proxy  Statement  and form of proxy,  and  the  cost  of
soliciting proxies related to the meeting, will be borne
by  the  Company.  It is contemplated that the  original
solicitation of proxies by mail will be supplemented  by
telephone,   telegraph  and  personal  solicitation   by
officers, directors and other regular or part-time employees of the Company and no additional compensation will be paid to such individuals, except for brokers' and nominees' out-of-pocket expenses.

                        VOTING RIGHTS

     Only holders of the Company's $.01 par value common stock (Common Stock) of record as of the close of business on March 14, 1997, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were issued and outstanding 3,996,049 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the meeting.
Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. A majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1, 2 and 3.

                         PROPOSAL 1

                    ELECTION OF DIRECTORS

      It  is proposed to elect a Board of ten Directors.
The proxy will be voted for the election of the ten nominees named below, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term. If for any reason any of the said ten nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining
Directors. The Company has no knowledge that any of the ten nominees shall become unavailable for election.

     The proxies solicited cannot be voted for a greater number of persons than the nominees named.

     Some of the nominees for Director are also Officers
and/or  Directors of other companies, including Monmouth
Capital Corporation and United Mobile Homes, Inc.,  both
publicly-owned companies.  In addition, the Officers and
Directors  of  the  Company may engage  in  real  estate
transactions  for their own account, which  transactions
may also be suitable for Monmouth Real Estate Investment
Corporation.   In most respects, the activities  of  the
Company, United Mobile Homes, Inc. and Monmouth  Capital
Corporation  are not in conflict, but rather  complement
each other.  However, the activities of the Officers and
Directors on behalf of the other companies, or for their
own  account, may on occasion conflict with those of the
Company   and   deprive   the   Company   of   favorable
opportunities.   It is the opinion of the  Officers  and
Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

Committees of the Board of Directors and Meeting Attendance

      The  Board of Directors met four times during  the
last fiscal year.  No Directors attended fewer than  75%
of  the  meetings, except Ara K. Hovnanian who  attended
50% of the meetings.

      The  Company  has a standing Audit  Committee  and
Compensation Committee of the Board of Directors.   Upon
ratification of the Stock Option Plan, the Board will appoint a Stock Option Committee consisting of two independent Directors to administer the Plan.

       The  Audit  Committee  consists  of  Charles   P.
Kaempffer and W. Dunham Morey, both of whom are  outside
Directors.   This  Committee met once  during  the  last
fiscal  year.   The  Audit Committee recommends  to  the
Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls.

      The Compensation Committee consisted of  W. Dunham
Morey  and Daniel Cronheim. This Committee, which  makes
recommendations    to    the    Directors     concerning
compensation,  met  once during the  last  fiscal  year.
Effective January 1, 1997, the Compensation Committee consists of Ara K. Hovnanian and Robert G. Sampson.

                    NOMINEES FOR DIRECTOR

                    Present Position with the Company;
                    Business Experience During Past               Director
Nominee; Age        Five Years; Other Directorships                Since
__________________________________________________________________________

Ernest V. Bencivenga  Treasurer (1968 to present) and Director.     1968
(79)                  Financial Consultant (1976 to present);
                      Treasurer and Director (1961 to present) and Secretary (1967 to present) of Monmouth
                      Capital Corporation; Director (1969 to
                      present) and Secretary/Treasurer (1984 to present) of United Mobile Homes, Inc.

Anna T. Chew          Controller (1991 to present) and Director.    1993
(38)                  Certified Public Accountant; Controller
                      (1991 to present) and Director (1994 to
                      present) of Monmouth Capital Corporation;
                      Vice President and Chief Financial Officer
                      (1995 to present), Controller (1991 to
                      1995) and Director (1994 to present) of
                      United Mobile Homes, Inc.; Senior Manager
                      (1987 to 1991) of KPMG Peat Marwick.

Daniel D. Cronheim    Director.  Attorney at Law, Daniel D.         1989
(42)                  Cronheim, Esq.(1982 to present);
                      Executive Vice President (1989 to present) and General Counsel (1983 to present) of David Cronheim Company.

Boniface DeBlasio     Director.  Chairman of the Board (1968 to     1968
(76)                  present) and Director (1961 to present)
                      of Monmouth Capital Corporation.

Ara K. Hovnanian      Director.  President (1988 to present)        1989
(39)                  and Director (1981 to present) of Hovnanian
                      Enterprises, Inc., a publicly- owned company specializing in the construction of housing.

Charles P. Kaempffer  Director. Investor; Director (1970 to         1974
(59)                  present) of Monmouth Capital Corporation;
                      Director (1969 to present) of United Mobile
                      Homes, Inc.; Director (1989 to 1996) of
                      Sovereign Community Bank (formerly Colonial
                      Bank).

                    Present Position with the Company;
                    Business Experience During Past             Director
Nominee; Age        Five Years; Other Directorships              Since
_________________________________________________________________________

Eugene W. Landy    President (1968 to present) and Director.        1968
(63)               Attorney at Law, Landy & Landy; President
                   and Director (1961 to present) of Monmouth
                   Capital Corporation; Chairman of the Board
                   (1995 to present), President   (1969 to 1995)
                   and Director (1969 to present) of United
                   Mobile Homes, Inc.

Samuel A. Landy    Director.  Attorney at Law, Landy & Landy        1989
(36)               (1987  to present); President (1995 to present),
                   Vice President (1991 to 1995) and Director
                   (1992 to present) of United Mobile Homes, Inc.;
                   Director (1994 to present) of Monmouth Capital
                   Corporation.

W. Dunham Morey    Director. Certified Public Accountant,           1968
(76)               W. Dunham Morey, CPA; Director (1961 to
                   present) of Monmouth Capital Corporation.

Robert G. Sampson  Director.  Investor; Director (1963 to present)  1968
(71) of Monmouth Capital Corporation; Director (1969 to present) of United Mobile Homes, Inc.;
                   Director (1972 to 1993) of United Jersey Bank;
                   General Partner (1983 to present) of Sampco,
                   Ltd., an investment group.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                            PROPOSAL 2

              APPROVAL OF INDEPENDENT AUDITORS


      It  is proposed to approve the appointment of KPMG
Peat Marwick LLP as Independent Auditors for the Company
for  the purpose of making the annual audit of the books
of  account of the Company for the year ending September
30, 1997 and shareholder approval of said appointment is
requested.   KPMG Peat Marwick LLP served as Independent
Auditors  of  the  Company since  1994.   There  are  no
affiliations  between the Company and KPMG Peat  Marwick
LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company.
KPMG Peat Marwick LLP informed the Company that it has no direct or indirect financial interest in the Company.
The  Company does expect a representative of  KPMG  Peat
Marwick LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent
Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event
KPMG Peat Marwick LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                         PROPOSAL 3

           RATIFICATION OF 1997 STOCK OPTION PLAN


      It  is proposed to ratify the Monmouth Real Estate
Investment  Corporation  1997  Stock  Option  Plan  (the
Plan). The following are the terms and conditions of the Plan:

     General

       The  Board  of  Directors  adopted,  subject   to
shareholder   approval,   the   Monmouth   Real   Estate
Investment Corporation 1997 Stock Option Plan. The Plan is included as an Appendix to this Proxy Statement. The following summary is not intended to be exhaustive and is subject to, and qualified in its entirety by, reference to the full text of the Plan.

     Purpose

     The purpose of the Plan is to promote the interests
of  the  Company  by affording an incentive  to  certain
officers  and key employees to remain in the  employ  of
the Company and to use their best efforts in its behalf;
and   further   to   aid  the  Company  in   attracting,
maintaining, and developing capable management personnel
of a caliber required  to insure the Company's continued
success, by means  of  an offer  to  such  persons of an
opportunity  to  acquire  or  increase  their  propriety
interest in the Company through the  granting of options
to purchase the Company's stock pursuant  to  the  terms
of the Plan.  Directors of the Company are also eligible
to participate,  but  in the case  of  Directors who are
not employees, only pursuant to  automatic grants as set
forth in Section 5(b) of the Plan.  The  Options granted
under the Plan are intended to be either incentive stock
options   (Incentive  Options)  within  the  meaning  of
Section  422  of the  Internal Revenue  Code of 1986, as
amended  (the Code),  or Options that  do  not  meet the
requirements   for   Incentive   Options  (Non-Qualified
Options), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.
Incentive Options may be granted only to employees of the Company.

     Shares Subject to the Plan

      The  Plan  provides for the grant  of  Options  to
purchase  shares  of Common Stock of the  Company.   The
shares to be delivered upon exercise of options granted shall be made available from the authorized unissued shares of the Company's Common Stock or from shares reacquired by the Company, including shares purchased in the open market.

       The aggregate number of shares reserved for issuance upon exercise of Options granted under the Plan shall not exceed 750,000 shares of the Class A $.01 par value Common Stock of the Company.

      In the event an option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the shares subject to such option shall become available for other options to the same optionee or other optionees without decreasing the aggregate number of shares which may be granted under the Plan.

     More than one option may be granted to an optionee.
However, not more than 20% of the number of shares which can be issued under the Plan may be purchased by one optionee upon exercise of all options granted to such optionee.

     Option Agreements

      Each  option  shall  be  evidenced  by  an  option
agreement  signed by an officer of the Company  and  the
optionee.   Said  option agreement  shall  contain  such
provisions  as  may  be approved  by  the  Stock  Option
Committee.

     Effective Date and Termination

      Upon  approval  of the Plan by a majority  of  the
votes  cast  at the 1997 Annual Meeting, the  Plan  will
become   effective  as  of  January  1,  1997.    Unless
previously terminated by the Board, the Plan will terminate December 31, 2006, except that Options that were granted under the Plan before its termination will continue to be administered under its terms until the Options terminate or are exercised.

     Eligibility

      Key  employees  of  the Company  and  any  of  its
subsidiaries  including officers and directors  who  are
employees  shall  be eligible to receive  options.   Key
employees to whom options may be granted under the Plan will be those selected by the Stock Option Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company. Each person who is a non-employee member of the Board on December 31, 1996, shall automatically be granted a Non-Qualified
Option  to  purchase  15,000  shares  of  common  stock.
Thereafter, each person who first becomes a non-employee member of the Board shall automatically be granted, upon the date such person first becomes a member of the Board, a Non-Qualified Option to purchase 5,000 shares of common stock.

     Option Price

     The price at which shares of stock may be purchased
under  an  option granted pursuant to the Plan shall  be
determined by the Committee but shall not be  less  than
100%  of  fair market value of such shares on  the  date
that the option is granted, such fair market value to be
determined by, and in accordance with, procedures to  be
established by the Stock Option Committee.   The  option
price will be subject to adjustments in accordance with provisions of Section 11 of the Plan.

      In the case of Incentive Options granted to an optionee who, at the time such option would be granted, owns more than 10% of the outstanding stock of the Company, the price at which shares of stock may be purchased under an option grant shall not be less than 110% of fair market value.

     Administration and Operation

      The Plan is to be administered entirely by a Stock
Option  Committee appointed by the Board  of  Directors.
Said  Committee  shall consist of at least  two  of  the
Company's  "disinterested" members  of  its  Board.   No
individual who has been granted options under the  Plan,
except  for options granted pursuant to Section 5(b)  of
the  Plan, shall become a member of the Committee  while
said  options are still in existence.  No member of  the
Committee  shall be eligible for any grant  of  options,
except  for options granted pursuant to Section 5(b)  of
the  Plan.   The  Committee shall have  full  power  and
authority to construe, interpret and administer the Plan
and   may  from  time  to  time  adopt  such  rules  and
regulations for carrying out the Plan. Subject to the terms, provisions, and conditions of the Plan, the Committee shall have exclusive jurisdiction as to (i) the selection of key employees to whom options shall be granted, (ii) the number of shares subject to each option, (iii) the time when options will be granted,
(iv) the determination of the option price, (v) the determination of the time when each option may be exercised, and (vi) the determination of all other questions relating to the administration of the Plan.

     Exercise of Options

       The  period  during  which  each  Option  may  be
exercised  shall be fixed by the Committee at  the  time
such option is granted, but such period shall expire not
later  than ten (10) years from the date of  grant.   In
the case of Incentive Options granted to an employee who, at the time such option would be granted, owns more than ten percent (10%) of the outstanding stock of the Company, such period shall expire not later than five
(5) years from the date the option is granted.

     Each Option granted under the Plan may be exercised
only  after  one  year of continued  employment  by  the
Company or one of its subsidiaries immediately following
the  date  the  Option is granted and  only  during  the
continuance of employment with the Company or one of its
subsidiaries.   Subject  to the foregoing,  each  option
shall be exercisable in whole or in part in installments at such time or times as the Committee may prescribe and specify in the Stock Option Agreement.

      Options  granted under the Plan will become  fully
exercisable upon a change in control as set forth in the
Plan.   Holders of options will also have the  right  to
cash out their options in the event of a change of control.

     Loans by the Company

     Upon the exercise of any option by an employee, the
Company  may  lend to any optionee, as of  the  date  of
exercise, an amount equal to the exercise price of  such
option.  The loan shall have a term of not more than ten
years,  shall  become due within sixty  days  after  the
recipient ceases to be an employee of the Company, shall
bear  interest  at a rate not less than  the  prevailing
applicable  federal rate at the time the loan  is  made,
and  shall  be  fully collateralized.   Loan  terms  and
conditions may be changed by the Stock Option Committee to comply with IRS and SEC regulations.

     Transferability of Options

      Options may not be transferred except by will or the laws of descent or distribution.

     Termination of Employment

      In the event of the termination of employment of the employee, the Option shall be exercisable at any time prior to the expiration date of the option or within three months after such termination, whichever is earlier,but only to the extent the employee had the right to exercise such option at the date of such termination. However, in the event of death of an optionee while in the Company's employ, his option may be exercisable by a legatee of the employee under his last will, or by his personal representatives, at any time prior to the expiration date of the option or within three months after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such option on the date of his death.


     Amendments, Suspension or Termination of the Plan

     The Board shall have the right to amend, suspend or
terminate the Plan in any respect which it may  deem  to
be  in  the best interests of the Company.  However,  no
amendments  shall be made in the Plan  which  would  (i)
increase  the  total number of shares for which  options
may  be granted, (ii) change the minimum purchase  price
for   the  optioned  shares,  (iii)  affect  outstanding
options  or  any  unexercised  rights  thereunder,  (iv)
extend  the  option period or make an option exercisable
earlier   than   as  specified,  and  (v)   extend   the
termination date of the Plan.

     Capital Adjustments Affecting Stock

     In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the Plan provides for adjustments to (i) the number of shares of stock subject to the Plan, and (ii) the number of shares under option. The price of any shares under option shall be adjusted so that there will be no change in the aggregate purchase price payable under exercise of any such option.

     Federal Income Tax Consequences

      It is recommended that Optionees consult their own
professional  tax  advisors for  personal  and  specific
advice  about Options.  In general, Optionees  will  not
realize  taxable income upon the grant of  an  Incentive
Stock  Option.  In addition, Optionees will not  realize
taxable  income upon the exercise of an Incentive  Stock
Option.   The  tax  consequences  of  Optionees  selling
Option  Stock  are  complex and Optionees  must  consult
their  tax advisors and review applicable Tax Laws.   In
the event a Stock Option Plan is non-qualified, the difference between the exercise price of the Option and the fair market value of the Option Stock on the date of exercise is compensation income taxable to the Optionee.
This  is  the  principal reason to use  qualified  Stock
Option Plans as opposed to non-qualified Plans.

     Vote Required to Approve the Plan

      Approval of the Plan requires the affirmative vote of a majority of the votes cast at the 1997 Annual
Meeting of Shareholders.


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                   PRINCIPAL SHAREHOLDERS

     On March 3, 1997, no person owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the shares of the Company, except the following:

                  Name and Address           Shares Owned      Percent
Title of Class    of Beneficial Owner        Beneficially     of Class

Common Stock      Eugene W. Landy            323,400           8.09%
                  20 Tuxedo Road
                  Rumson, NJ  07760

        INFORMATION RESPECTING DIRECTORS AND OFFICERS

      As of March 3, 1997, the Directors and Officers, individually and as a group, beneficially owned Common
Stock as follows:

  Name of                     Shares Owned
Beneficial Owner              Beneficially (1)   Percent of Class

Ernest V. Bencivenga              7,992              0.20%
Anna T. Chew                      6,517 (2)          0.16%
Daniel D. Cronheim               15,985              0.40%
Boniface DeBlasio                10,788              0.27%
Ara K. Hovnanian                    341              0.01%
Charles P. Kaempffer             36,015 (3)          0.90%
Eugene W. Landy                 323,400 (4)          8.09%
Samuel A. Landy                 106,696 (5)          2.67%
W. Dunham Morey                  45,986 (6)          1.15%
Robert G. Sampson                67,775 (7)          1.70%

Directors and Officers
    as a Group                  621,495             15.55%


(1)  Beneficial ownership, as defined herein, includes
     Common Stock as to which a person has or shares voting and/or investment power.

(2)  Held jointly with Ms. Chew's husband; includes
     1,882 shares held in Ms. Chew's 401(k) Plan.

(3) Includes (a) 13,586 shares owned by Mr. Kaempffer's wife; (b) 1,080 shares in joint name with Mrs. Kaempffer;
     and (c) 1,877 shares held in the Charles P. Kaempffer
     Defined Benefit Pension Plan of which Mr. Kaempffer is
     Trustee with power to vote.

(4)  Includes (a) 63,891 shares owned by Mr. Landy's wife;
     (b) 155,189 shares held in the Landy & Landy Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote;
     and (c) 83,574 shares held in the Landy & Landy Pension Plan of which Mr. Landy is a Trustee with power to vote. Excludes 38,857 shares held by Mr. Landy's adult children in which he disclaims any beneficial interest.

(5) Includes (a) 2,767 shares owned by Mr. Landy's wife; (b) 20,160 shares held in custodial accounts for Mr. Landy's minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote; and (c) 7,195 shares held in Mr. Landy's 401(k) Plan.

(6)  Includes 10,678 shares owned by Mr. Morey's wife.

(7) Includes (a) 40,020 shares held in the Estate of Helen Haskell Sampson; and (b) 6,000 shares held by Sampco Ltd. in which Mr. Sampson has a beneficial interest.

                   EXECUTIVE COMPENSATION

Summary Compensation Table.

      The  following  Summary Compensation  Table  shows
compensation paid or accrued by the Company to its Chief
Executive  Officer  for  services  rendered  during  the
fiscal  years ended September 30, 1996, 1995  and  1994.
Because  no  other  executive  officers  received  total
annual  salary  and bonus exceeding $100,000,  only  the
compensation paid to the Chief Executive Officer  is  to
be   disclosed   under  the  Securities   and   Exchange
Commission disclosure requirements.

Name and                    Annual Compensation
Principal Position        Year   Salary  Bonus   Other

Eugene W. Landy            1996   None   None  $173,203(1)
Chief Executive Officer    1995   None   None  $162,445
                           1994   None   None  $142,130


(1) Represents Director's fees of $3,200 paid to Mr. Landy, management fees of $107,503, legal fees of $3,500 paid to the firm of Landy & Landy, and $59,000 accrual for pension and other benefits in accordance with Mr. Landy's employment agreement.

Compensation of Directors

     The Directors received a fee of $800 for each Board
meeting   attended.    Directors  appointed   to   house
committees  received  $150 for  each  meeting  attended.
Those specific committees are Compensation Committee and Audit Committee.

Employment Agreement

      On  December  9, 1994, the Company and  Eugene  W.
Landy  entered into an Employment Agreement under  which
Mr.   Landy   receives  an  annual   base   compensation
(management fee) of $100,000 plus bonuses and customary fringe benefits, including health insurance and five weeks' vacation. In lieu of annual increases in base compensation, there will be additional bonuses voted by the Board of Directors. The Employment Agreement is terminable by either party at any time subject to certain notice requirements.

      On  severance  of employment for any  reason,  Mr.
Landy   will  receive  severance  of  $300,000   payable
$100,000 on severance and $100,000 on the first and second anniversaries of severance.

       In   the   event  of  disability,   Mr.   Landy's
compensation shall continue for a period of three years, payable monthly.

     On retirement, Mr. Landy shall receive a pension of $40,000 a year for ten years, payable in monthly installments.

      In the event of death, Mr. Landy's designated beneficiary shall receive $300,000, $150,000 thirty days after death and the balance one year after death.

      The  Employment Agreement terminates December  31,
1999.   Thereafter, the term of the Employment Agreement
shall   be   automatically  renewed  and  extended   for
successive one-year periods.

Other Information

      Except for specific agreements, the Company has no
retirement  plan  in effect for Officers,  Directors  or
employees   and,  at  present,  has  no   intention   of
instituting such a plan.

      Cronheim  Management Company received the  sum  of
$17,825  in  1996   for  management  fees,  and    David
Cronheim Company received $21,777 in commissions.  These
totals  are based on amounts paid or accrued during  the
fiscal  year.   Management believes that  the  aforesaid
fees are no more than what the Company would pay for comparable services elsewhere.

Report of Board of Directors on Executive Compensation

     Overview and Philosophy

     The Company has a Compensation Committee consisting
of two independent outside Directors.  This Committee is
responsible for making recommendations to the  Board  of
Directors  concerning  compensation.   The  Compensation
Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Board believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing shareholders' return.

       The   second  consideration  is  the   individual
achievements  made by each officer.  The  Company  is  a
small real estate investment trust (REIT).  The Board of
Directors  is  aware of the contributions made  by  each
officer   and   makes   an  evaluation   of   individual
performance based on their own familiarity with the officer.

      The final criteria in setting compensation is comparable wages in the industry. In this regard, the REIT industry maintains excellent statistics.

     Evaluation

      The  Company  continues  to  increase  funds  from
operations.  The Committee reviewed the progress made by
Eugene  W.  Landy, Chief Executive Officer, in  shifting
the  Company's  focus  from  mortgage  loans  to  equity
properties.   The Committee also noted that Mr.  Landy's
current  compensation was less than the  average  salary
received  by  Chief Executive Officers of  other  REITs.
His base compensation under his contract is $100,000 per
year.   The  Committee has recommended  that  Mr.  Landy
receive a bonus of $10,000 in 1996.

                COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's common stock for the last five fiscal years to the NAREIT All REIT Total Return Index, published by the National Association of Real Estate
Investment Trusts (NAREIT), and the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.

         Monmouth Real Estate
        Investment Corporation   NAREIT     S&P 500

1991                100            100        100
1992                127            113        108
1993                162            147        124
1994                158            141        131
1995                152            158        159
1996                173            189        189

       CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


      The  Board of Directors of the Company has granted
Eugene W. Landy, President, a loan of $100,000 at an interest rate of 10% due May 23, 1997. Principal and accrued interest is payable at maturity.

      There is no family relationship between any of the
Directors  or Executive Officers of the Company,  except
that Samuel A. Landy, Director, is the son of Eugene  W.
Landy, President and Director of the Company.  Daniel D.
Cronheim,  Director,  is the son  of   Robert  Cronheim,
President  of  David Cronheim Company, the  Real  Estate
Advisor to the Company.

     Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year.

      The  New  Jersey Supreme Court has ruled that  the
relationship  of  directors  also  serving  as   outside
counsel is not per se improper, but the attorney  should
fully  discuss  the  issue of conflict  with  the  other
directors and disclose it as part of the proxy statement
so  that  shareholders can consider the  conflict  issue
when   voting   for  or  against  the  attorney/director
nominee.


                           GENERAL

      The  Board of Directors knows of no other  matters
other than those stated in the Proxy Statement which are
to  be  presented for action at the Annual Meeting.   If
any other matters should properly come before the Annual
Meeting, it is intended that proxies in the accompanying
form will be voted on any such matter in accordance with
the   judgment  of  the  persons  voting  such  proxies.
Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual
Report  of  the Company on Form 10-K for the year  ended
September  30,  1996 (as filed with the  Securities  and
Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Real Estate Investment Corporation,
Attention:  Secretary, 125 Wyckoff Road,  Eatontown,  NJ
07724.

      COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section  16(a) of the Securities Exchange  Act  of
1934,  as  amended, requires the Company's Officers  and
Directors,  and  persons who own more than  10%  of  the
Company's Common Stock, to file reports of ownership and
changes  in  ownership with the Securities and  Exchange
Commission.   Officers, Directors and greater  than  10%
shareholders  are  required by Securities  and  Exchange
Commission  regulations  to  furnish  the  Company  with
copies  of  all  Section 16(a) forms they  file.   Based
solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                    SHAREHOLDER PROPOSALS

      In  order for Shareholder Proposals for  the  1998
Annual Meeting of Shareholders to be eligible for inclusion in the Company's 1998 Proxy Statement, they must be received by the Company at its principal office at 125 Wyckoff Road, P. O. Box 335, Eatontown, New
Jersey 07724 not later than October 30, 1997.

                      By Order of the Board of Directors

                              /s/ Eugene W. Landy

                                  EUGENE W. LANDY
                                President and Director

Dated:   March 20, 1997


IMPORTANT:    Shareholders can help the Directors  avoid
the  necessity and expense of sending follow-up  letters
to  insure  a quorum by promptly returning the  enclosed
proxy.  The proxy is revocable and will not affect  your
right  to  vote  in person in the event you  attend  the
meeting.  You are earnestly requested to sign and return
the  enclosed  proxy in order that the necessary  quorum
may  be  present at the meeting.  The enclosed addressed
envelope   requires  no  postage   and   is   for   your
convenience.

                          APPENDIX

         MONMOUTH REAL ESTATE INVESTMENT CORPORATION

                   1997 STOCK OPTION PLAN


           1.   Purpose.   The purpose of the 1997 Stock
Option  Plan  (hereinafter called  the  "Plan"),  is  to
promote the interests of Monmouth Real Estate Investment
Corporation  (hereinafter  called  the  "Company"),   by
affording  an  incentive  to certain  officers  and  key
employees to remain in the employ of the Company and  to
use their best efforts in its behalf; and further to aid
the  Company in attracting, maintaining, and  developing
capable  management personnel of a caliber  required  to
insure the Company's continued success, by means  of  an
offer  to  such persons of an opportunity to acquire  or
increase  their  proprietary  interest  in  the  Company
through   the  granting  of  options  to  purchase   the
Company's  stock  pursuant to the terms  of  this  Plan.
Directors   of   the  Company  are  also   eligible   to
participate, but in the case of Directors  who  are  not
employees,  only  pursuant to automatic  grants  as  set
forth in Section 5(b) hereof.  The options granted under
the  Plan  are  intended  to be either  incentive  stock
options  ("Incentive  Options") within  the  meaning  of
Section  422  of the Internal Revenue Code of  1986,  as
amended  (the "Code"), or options that do not  meet  the
requirements   for  Incentive  Options   ("Non-Qualified
Options"), but the Company makes no warranty as to the qualification of any option as an Incentive Option.
Incentive Options may be granted only to employees of the Company.

           2.    Shares Subject to the Plan.   (a)   The
shares  to be delivered upon exercise of options granted
under   the  Plan  shall  be  made  available,  at   the
discretion of the Board of Directors of the Company (the
"Board"), from the authorized unissued shares of the Company's Common Stock or from shares reacquired by the Company, including shares purchased in the open market.

           (b) Subject to adjustments made pursuant to provisions of Section 11 hereof, the aggregate number of shares which may be issued upon exercise of all options which may be granted under the Plan shall not exceed
750,000  shares  of the Class A $.01  par  value  Common
Stock of the Company.

           (c)   In  the  event that any option  granted
under this Plan expires or terminates for any reason whatsoever without having been exercised in full, the shares subject to, but not delivered under, such option shall become available for other options to the same optionee or other optionees without decreasing the aggregate number of shares which may be granted under the Plan; or shall be available for any lawful corporate purpose.

          (d) More than one option may be granted to an optionee pursuant to this Plan. However, not more than twenty percent (20%) of the number of shares which can be issued under this Plan in accordance with Section
2(b) hereof may be purchased by one optionee upon exercise of all options granted under the Plan to such optionee.

          3.   Option Agreements.  (a) Each option under
the Plan shall be evidenced by an option agreement which
shall be signed by an officer of the Company and by  the
optionee and which shall contain such provisions as  may
be  approved by the Committee (as defined in  Section  4
hereof).

           (b)   The  option agreements shall constitute
binding contracts between the Company and the optionee and every optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of this Plan and of the option agreement.

           (c)   The terms of the option agreement shall
be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the Plan.

            4.    Administration.   The  Plan  shall  be
administered  by  an Option Committee appointed  by  the
Board  comprised  of at least two (2) of  the  Company's
"disinterested" members of its Board (the  "Committee"),
in   accordance  with  the  provisions  of  Rule   16b-3
promulgated under the Securities Exchange Act  of  1934,
as  amended.   The  Committee shall have  no  authority,
power or discretion to determine the number or timing of
options  granted  pursuant to Section  5(b)  hereof.  No
individual who has been granted options under this Plan,
except  for  options granted pursuant  to  Section  5(b)
hereof,  shall  become a member of the  Committee  while
said  options are still in existence.  No member of  the
Committee  shall be eligible for any grant  of  options,
except  for  options granted pursuant  to  Section  5(b)
hereof.   The  Committee  shall  have  full  power   and
authority  to  construe, interpret, and  administer  the
Plan  and  may  from time to time adopt such  rules  and
regulations  for carrying out this Plan as it  may  deem
proper  and  in  the  best  interests  of  the  Company.
Subject to the terms, provisions, and conditions of  the
Plan,  the  Committee shall have exclusive  jurisdiction
(i) to select the key employees to whom options shall be
granted, (ii) to determine the number of shares  subject
to  each  option, (iii) to determine the time  or  times
when  options  will be granted, (iv)  to  determine  the
option  price of the shares subject to each option,  (v)
to determine the time when each option may be exercised,
(vi)   to  fix  such  other  provisions  of  the  option
agreement  as  the  Committee  may  deem  necessary   or
desirable  consistent with the terms of this  Plan,  and
(vii) to determine all other questions relating to the administration of the Plan. The interpretation of any provisions of this Plan by the Committee shall be final, conclusive, and binding upon all persons and the Board shall place into effect the determinations of the Committee.

           5.    Eligibility.  (a)  Key employees of the
Company  and any of its subsidiaries including  officers
and  directors  who are employees shall be  eligible  to
receive  options.   The fact that an employee  has  been
granted an option under this Plan shall not in any way affect or qualify the right of the employer to terminate his employment at any time. Nothing contained in this Plan shall be construed to limit the right of the Company to grant options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to options granted to key employees.
Key employees to whom options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company.

           (b)  Each person who is a non-employee member
of  the  Board on December 31, 1996, shall automatically
be  granted  a  Non-Qualified Option to purchase  15,000
shares  of  common stock.  Thereafter, each  person  who
first  becomes a non-employee member of the Board  shall
automatically  be  granted, upon the  date  such  person
first  becomes  a  member of the Board, a  Non-Qualified
Option  to  purchase 5,000 shares of common stock.   The
terms of such options, including the purchase price, shall be determined in the same manner as set forth in other provisions of the Plan.

           6.    Option Price.  (a)  The price at  which
shares of stock may be purchased under an option granted pursuant to this Plan shall be determined by the Committee but shall not be less than one hundred percent
(100%) of fair market value of such shares on the date that the option is granted, such fair market value to be determined by, and in accordance with, procedures to be established by the Committee. The option price will be subject to adjustments in accordance with provisions of
Section 11 hereof.

           (b) In the case of Incentive Options granted to an optionee who, at the time such option would be granted, owns more than ten percent (10%) of the outstanding stock of the Company, the price at which shares of stock may be purchased under an option grant shall not be less than one hundred ten percent (110%) of fair market value, determined as described in (a) above.

          7.   Exercise of Options.  (a)  Subject to the
provisions  of  the Plan with respect to termination  of
employment  under Section 10 hereof, the  period  during
which each option may be exercised shall be fixed by the
Committee at the time such option is granted,  but  such
period  shall expire not later than ten (10) years  from
the  date  the  option  is  granted.   In  the  case  of
Incentive Options granted to an employee who, at the time such option would be granted, owns more than ten percent (10%) of the outstanding stock of the Company, such period shall expire not later than five (5) years from the date the option is granted.

           (b)  Each option granted to an employee under
the  Plan  may be exercised only after one (1)  year  of
continued  employment  by the  Company  or  one  of  its
subsidiaries immediately following the date  the  option
is granted and, except as provided in Section 10 hereof,
only during the continuance of the optionee's employment
with the Company or one of its subsidiaries.  Subject to
the  foregoing limitations and the terms and  conditions
of   the   option  agreement,  each  option   shall   be
exercisable in whole or in part in installments at such time or times as the Committee may prescribe and specify in the applicable option agreement.

           (c)   Options  granted under  the  Plan  will
become  fully exercisable upon a change in  control.   A
change  of control means (i) any acquisition by a person
or  group (other than an acquisition by the Company, the
Company's  management,  or a Company-sponsored  employee
benefit  plan) of twenty percent (20%) or  more  of  the
outstanding shares of Common Stock, (ii) a change in the
majority  of the Company's directors, (iii) approval  by
the  Company's shareholders of a reorganization, merger,
consolidation,   sale   or   disposition   of   all   or
substantially all of the assets of the Company under certain circumstances, or (iv) approval by the Company's shareholders of a complete liquidation or dissolution of the Company. Holders of options also have the right to cash out their options in the event of a change of control.

           (d) No shares shall be delivered pursuant to any exercise of an option until the requirement of such laws and regulations as may be deemed by the Committee to be applicable to them are satisfied and until payment in full in cash (including check, bank draft or money order) or, if authorized by the Committee pursuant to
Section 8 hereof, by a loan from the Company in accordance with Section 8 hereof. No optionee, or the legal representative, legatee, or distributee of an optionee, shall be deemed to be a holder of any shares subject to any option unless and until the certificate or certificates for them have been issued.

           (e)   Except as otherwise provided under  the
Code, to the extent that the aggregate fair market value of stock with respect to which options are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options shall be treated as Non-Qualified Options under the Code. For purposes of this limitation, (i) the fair market value of stock is determined as of the time the option is granted, (ii) the limitation will be applied by taking into account options in the order in which they were granted, and
(iii) Incentive Options granted before 1987 shall not be taken into account.

           (f) If a disposition of shares granted under the Plan occurs within two (2) years from the date of the granting of the option or within one (1) year after the date of exercise, such options shall be treated as Non-Qualified Options under the Code.

           (g)   In connection with the exercise of  any
option, the optionee must agree to notify the Company of any disqualifying disposition (as defined in Section 421 of the Code) of the shares acquired upon the exercise and agree to pay to the Company any amount required to be withheld under any tax law on account of the disposition.

           8.   Loans by the Company.  Upon the exercise
of  any  option by an employee, the Company may, at  the
request  of the optionee and subject to the approval  of
the Committee, lend to such optionee, as of the date  of
exercise, an amount equal to the exercise price of  such
option,  provided that such loan (i) has a term  of  not
more  than ten years, (ii) becomes due within sixty (60)
days  after the recipient of the loan ceases  to  be  an
employee of the Company, (iii) bears interest at a  rate
not less than the prevailing applicable federal rate  at
the   time   the  loan  is  made,  and  (iv)  is   fully
collateralized  at  all  times,  which  collateral   may
include  securities issued by the Company.   Loan  terms
and conditions may be changed by the Committee to comply with applicable Internal Revenue Service and Securities and Exchange Commission regulations.

           9.    Transferability of Options.  An  option
granted under the Plan may not be transferred except by will or the laws of descent or distribution, and during the lifetime of the employee to whom granted, may be exercised only by such employee.

           10.  Termination of Employment.  In the event
that  employment of an optionee of the  Company  or  any
subsidiary  is  terminated for  any  reason  other  than
death, an option shall be exercisable by the optionee at
any  time prior to the expiration date of the option  or
within   three  (3)  months  after  the  date  of   such
termination,  whichever  is earlier,  but  only  to  the
extent  the  optionee  had the right  to  exercise  such
option at the date of such termination.  In the event of
death  of an optionee while in the employ of the Company
(or  within  three  (3)  months  after  termination   of
employment by reasons of retirement with the consent of the Company), his option may be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within three (3) months after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such option on the date of his death.

           11.  Capital Adjustments Affecting Stock.  In
the event of a capital adjustment resulting from a stock
dividend,    stock   split,   reorganization,    merger,
consolidation, or a combination or exchange  of  shares,
the  number of shares of stock subject to this Plan  and
the  number  of  shares under option shall  be  adjusted
consistent with such capital adjustment.  The  price  of
any  share under option shall be adjusted so that  there
will  be  no  change  in  the aggregate  purchase  price
payable under exercise of any such option.  The granting
of  an option pursuant to this Plan shall not affect  in
any  way  the  right  or power of the  Company  to  make
adjustments,   reorganizations,  reclassifications,   or
changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all of any part of its business or assets.

           12.   Amendments, Suspension, or Termination.
The Board shall have the right, at any time, to amend, suspend or terminate the Plan in any respect which it may deem to be in the best interests of the Company, provided, however, no amendments shall be made in the Plan which (i) increase the total number of shares for which options may be granted under this Plan for all key employees or for any one of them except as provided in
Section 11 hereof; (ii) change the minimum purchase price for the optioned shares, except as provided in
Section 11 hereof; (iii) affect outstanding options or any unexercised rights thereunder, except as provided in
Section 7 hereof; (iv) extend the option period provided in Section 7 hereof or make an option exercisable earlier than as specified in Section 7 hereof; and (v) extend the termination date of the Plan.

           13.   Effective  Date,  Term,  and  Approval.
Subject  to  the  approval of the  stockholders  of  the
Company  at  the Annual Meeting in 1997, the Plan  shall
take   effect  on  January  1,  1997.   This  Plan  will
terminate  on December 31, 2006, and no options  may  be
granted  under  the  Plan after  that  date,  unless  an
earlier termination date after which no options  may  be
granted under the Plan is fixed by action of the  Board,
but any option granted prior thereto may be exercised in
accordance  with  its terms.  The Plan and  all  options
granted  pursuant  to  it  are  subject  to  all   laws,
approvals,   requirements   and   regulations   of   any
governmental authority which may be applicable thereto and, notwithstanding any provisions of the Plan or option agreement, the holder of an option shall not be entitled to exercise his option nor shall the Company be obligated to issue any shares to the holder if such exercise or issuance shall constitute a violation by the holder or the Company of any provisions of any such approval requirements, law or regulation.

           14.   Governing  Law.   This  Plan  shall  be
governed by and construed in accordance with the laws of the State of Delaware, to the extent not preempted by federal law.

           15. Miscellaneous. The Committee, in fixing the terms of the options granted, may, but shall not be required to, conform the options so that they may qualify as Incentive Options under the Code or such future Internal Revenue Code provisions as may provide more favorable tax treatment than unqualified options.

PROXY                                                      PROXY
            MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                    A Real Estate Investment Trust

          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
      This Proxy is Solicited on Behalf of the Board of Directors

   PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY

The undersigned hereby appoints EUGENE W. LANDY, CHARLES
P. KAEMPFFER and ERNEST V. BENCIVENGA, and each or any of them, proxies of the undersigned, with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office on the second floor of the PNC Bank Building, 125 Wyckoff Road,
Eatontown, New Jersey, on Thursday, April 24,  1997,  at
4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The  Board of Directors recommends a vote FOR items (1),
(2) and (3), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.


(1)  Election of Directors - Nominees are: Ernest V.
Bencivenga, Anna T. Chew, Daniel D. Cronheim, Boniface
DeBlasio, Ara K. Hovnanian, Charles P. Kaempffer, Eugene
W. Landy, Samuel A. Landy, W. Dunham Morey and Robert G. Sampson.
(Instruction: To withhold authority to vote for any individual
     Nominee, write that person's name on the line below.

________________________________________________________________________
     FOR all Nominees              WITHHOLD  AUTHORITY
     except as Indicated           to vote for listed Nominees

           /  /                         /  /

(2) Approval of the appointment of KPMG Peat Marwick LLP as Independent Auditors for the Company for the fiscal year ending September 30, 1997.

      FOR                   AGAINST              ABSTAIN

     /  /                  /  /                   /  /

(3) Approval and ratification of the 1997 Stock Option Plan.

      FOR                   AGAINST              ABSTAIN

      /  /                    /  /                 /  /

(4) Such Other Business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated:_____________________________________, 1997.

Signature_________________________________________________
Signature_________________________________________________

Important: Please date this Proxy; sign exactly as your name (s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.